                                                                  EXHIBIT 4.20

             CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES

                                      OF

                      CLASS A CONVERTIBLE PREFERRED STOCK

                                      OF

                                 WAM!NET INC.

The undersigned, Edward J. Driscoll, Jr., hereby certifies that:

         A. He is the duly elected and acting Secretary of WAM!NET Inc. (the "Company"), a Minnesota corporation.

         B. The Articles of Incorporation of this Company provide for a class of up to 49,500,000 shares known as Undesignated Stock, which shares may be issued from time to time in one or more classes or series.

         C. The Board of Directors of the Company is authorized, pursuant to
Article 6 of the Company's Articles of Incorporation and Minnesota Statutes,
Section 302A.401, to fix or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Undesignated Stock, to fix the number of shares constituting the series, and to determine the designation thereof.

         D. It is the desire of the Board of Directors of the Company, pursuant to its authority, to fix the rights, preferences, restrictions and other matters relating to the Undesignated Stock and the number of shares of Undesignated Stock.

         E. Pursuant to authority given by Article 6 of the Company's Articles of Incorporation, the Company's Board of Directors has adopted the following resolutions as of the 4th day of March, 1999;

RESOLVED, that, pursuant to Article 6 of the Articles of Incorporation of WAM!NET Inc. (the "Company"), the Board of Directors of the Company hereby creates and designates a series of Preferred Stock, Ten Dollars ($10.00) par value per share, and authorizes the issuance of up to One Hundred Fourteen Thousand Two Hundred and Six (115,206) of such shares, and hereby fixes the designation and the preferences and relative, participating, optional and other special rights of such shares, and the qualifications, limitations or restrictions as follows:

Section 1.  Designation and Amount.  The shares of the Preferred Stock shall be
            ----------------------
designated as "1999 Class A Preferred Stock." The number of shares constituting the 1999 Class A Preferred Stock shall be One Hundred Fifteen Thousand Two Hundred and Six (115,206). Each share of 1999 Class A Preferred Stock shall have a par value of Ten Dollars ($10.00) per share. The number of shares of 1999 Class A Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided, that, no decrease shall reduce the number of shares of 1999 Class A Preferred Stock to a number less than the number of shares then outstanding, plus the number of shares of 1999 Class A Preferred Stock, if any, reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into 1999 Class A Preferred Stock.

Section 2.  Dividends and Distributions.
            ---------------------------

       (A) The holders of shares of 1999 Class A Preferred Stock, in preference to the holders of Common Stock of the Company, shall be entitled to receive, when, as and if declared by the Board of Directors of the Company (the "Directors"), a dividend (the "Quarterly Dividend") in the amount of Seventeen and One-half Cents ($.175) per share payable out of the net earnings of the Company constituting funds legally available for the purpose. The Quarterly Dividend shall begin to accrue on January 1, 1999, and shall be payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of 1999 Class A Preferred Stock. If the net earnings in any year are not sufficient to pay the Quarterly Dividend, either in whole or in part, then any unpaid portion of such dividend will become a charge against the net earnings of the Company, and will be paid in full out of the net earnings of the Company in subsequent years before any dividends are paid on the Common Stock of the Company in those years. No dividends will be paid or set apart for payment on the Common Stock, no distribution will be made on the Common Stock, and no shares of Common Stock will be redeemed, retired or otherwise acquired for valuable consideration unless all theretofore unpaid Quarterly Dividends have been declared, and the Company has paid those dividends or has set aside a sum sufficient to pay them.

       (B) Dividends shall begin to accrue and accumulate on outstanding shares of 1999 Class A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or (i) from such Quarterly Dividend Date if additional consideration, prorated for the number of elapsed days since such Quarterly Dividend Date, is paid upon issuance, (ii) unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of 1999 Class A Preferred Stock entitled to receive Quarterly Dividends and before such Quarterly Dividend Payment Date, in either of which events such Quarterly Dividends shall begin to accrue and accumulate from such Quarterly Dividend Payment Date. Accrued but unpaid Quarterly Dividends shall not bear interest. Dividends paid on the shares of 1999 Class A Preferred Stock in an amount less than the total amount of Quarterly Dividends then accrued and payable shall be allocated pro rata on a share-by-share basis among all such shares of 1999 Class A Preferred Stock then outstanding. The Directors may fix a record date for the determination of holders of shares of 1999 Class A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of 1999 Class A Preferred
            -------------
Stock shall have the following voting rights:

       (A) Each share of 1999 Class A Preferred Stock shall entitle the holder thereof to one (1) vote for each share of 1999 Class A Preferred Stock standing in the name of the holder on the books of the Company. The holders of 1999 Class A Preferred Stock, voting separately as a class, shall be entitled to elect that number of Directors as is equal to the largest whole number less than a majority of all Directors. The right to elect Directors may be exercised at any annual meeting of the stockholders of the Company, at any special meeting held in place of an annual meeting, or at a special meeting called to elect directors. The right to elect directors shall continue until December 31, 2000, and then expire. The directors elected by the 1999 Class A Preferred Stock shall serve until the next annual or special meeting of the stockholders of the Company and until their respective successors have been elected by the holders of 1999 Class A Preferred Stock and have been qualified. The term of office of any person elected as a director by the holders of 1999 Class A Preferred Stock shall terminate on December 31, 2000. The vacancies created thereby may be filled by resolution of the remaining Directors who shall have been elected by a vote of the holders of the Common Stock of the Company. If the office of a director elected by the holders of 1999 Class A Preferred Stock is vacant prior to December 31, 2000, due to resignation, removal or death, the vacancy shall be filled by the majority vote of the directors then in office, even if less than a quorum, upon the recommendation of the remaining director or directors who were elected by the holders of the 1999 Class A Preferred Stock. If the office of a director who was elected by the holders of Common Stock is vacant prior to December 31, 2000, due to resignation, removal or death, the vacancy shall be filled by the majority vote of the directors then in office, even if less than a quorum, upon the recommendation of the remaining director or directors who were elected by the holders of the Common Stock. If the vacancy is not so filled within forty (40) days after the creation of the vacancy, a special meeting of the holders of Preferred Stock and/or Common Stock shall be called and the vacancy or vacancies shall be filled at that meeting.

       (B) In addition to the right to elect Directors as provided in Section 3(A), the holder of each share of 1999 Class A Preferred Stock shall be entitled to one (1) vote, voting together with the holders of Common Stock as a single class, on all matters, excluding the election of Directors, submitted to the vote of shareholders of the Company.

       (C) Except as otherwise provided in Section 3(A) or in Section 10, or in any Certificate of Designation creating another class or series of preferred stock, or in any similar stock of the Company hereafter created, or by law, the holders of shares of 1999 Class A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

       (D) Except as expressly set forth herein, or as otherwise provided by law, holders of 1999 Class A Preferred Stock shall have no special voting rights and their consent, as a separate class, shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.
            --------------------

       A. Whenever Quarterly Dividends or distributions payable on 1999 Class A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid Quarterly Dividends and distributions, whether or not declared, on shares of 1999 Class A Preferred Stock outstanding shall have been paid in full, the Company shall not, without the express affirmative unanimous approval of the Directors elected by holders of the 1999 Class A Preferred
Stock:

       (1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the 1999 Class A Preferred Stock;

       (2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 1999 Class A Preferred Stock, except dividends paid ratably on the 1999 Class A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

       (3) redeem or purchase or otherwise acquire for consideration shares of any stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the 1999 Class A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation and winding up) to the 1999 Class A Preferred Stock; or

       (4) redeem or purchase or otherwise acquire for consideration any shares of 1999 Class A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 1999 Class A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

       B. The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Paragraph A of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

       Section 5.  Liquidation, Dissolution or Winding Up.  Upon any voluntary
                   --------------------------------------
or involuntary liquidation, dissolution or winding up of the affairs of the Company, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the 1999 Class A Preferred Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 1999 Class A Preferred Stock unless each holder of 1999 Class A Preferred

Stock has received in cash out of the assets of the Company, whether from capital or earnings, available for distribution to the shareholders of the Company, before any amount is paid to the holders of Common Stock, the sum of Ten Dollars ($10.00) per share for each share of 1999 Class A Preferred Stock held by the holder, plus an amount equal to the sum of all accumulated and unpaid dividends to the date affixed for the payment of the distribution on the shares of 1999 Class A Preferred Stock held by the holder. The sale or transfer by the Company of all or substantially all of its assets shall not, for the purposes of determining preferences and liquidation, be deemed to be a liquidation, dissolution or winding up of the Company.

       Section 6.  Preemptive Rights.  No holder of any shares of 1999 Class A
                   -----------------
Preferred Stock shall be entitled as such, as a matter of right, to subscribe for, purchase or receive any part of any class whatsoever, or of securities convertible into or exchangeable for any stock or any class whatsoever, whether now or hereafter authorized or whether issued for cash or other consideration or by way of a dividend.

       Section 7.  Mandatory Redemption.  Unless earlier redeemed or acquired in
                   --------------------
whole or in part by the Company with the consent of the holder, the shares of 1999 Class A Preferred Stock that remain issued and outstanding shall expire and shall be automatically redeemed on December 31, 2000, at par value, plus an amount equal to all accumulated and unpaid dividends, if any, due with respect to the 1999 Class A Preferred Stock (collectively, the "Redemption Price"). Redemption shall be in cash out of any funds legally available for the redemption of the 1999 Class A Preferred Stock.

       Section 8.  Rank.  The 1999 Class A Preferred Stock shall rank, with
                   ----
respect to payment of dividends and distribution of assets (except with respect to events that do not give rise to a right of the holders of the 1999 Class A Preferred Stock to receive distributions) (a) junior to any other class or series of the Company's preferred stock which shall specifically provide that such class or series shall rank senior to the 1999 Class A Preferred Stock ("Senior Stock"); (b) on parity with (i) the Company's Class B Convertible Preferred Stock, par value $0.01 per share, (ii) the Company's Class C Convertible Preferred Stock, par value $0.01 per share, (iii) the Company's Class D Convertible Preferred Stock, par value $0.01 per share, and (iv) any other class or series of the Company's preferred stock which shall specifically provide that such class or series shall rank on parity with the Class B Preferred Stock ((i) through (iv) collectively, the "Parity Stock"); and (c) prior to (i) the Company's Common Stock and (ii) any other class or series of the Company's preferred stock except for any class or series which are Senior Stock or Parity Stock ((i) and (ii) together, the "Junior Stock").

       Section 9.  Reacquired Shares.  Any shares of 1999 Class A Preferred
                   -----------------
Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of undesignated stock and may be reissued subject to the conditions and restrictions on issuance in the Articles of Incorporation, or in any other Certificate of Designations creating another class or series of stock or as otherwise required by law.

       Section 10. Amendment.  If any proposed amendment to these Articles of
                   ---------
Incorporation would alter or change the preferences, special rights or powers given to the 1999

Class A Preferred Stock so as to affect the 1999 Class A Preferred Stock adversely, or would authorize the issuance of a class or classes of stock having preferences or rights with respect to dividends or dissolution or the distribution of assets that would be superior to the preferences or rights of the 1999 Class A Preferred Stock, then the holders of the 1999 Class A Preferred Stock shall be entitled to vote as a series upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of 1999 Class A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by law.

       RESOLVED FURTHER, that the officers of this Company be, and each of them acting alone is, hereby authorized and instructed to take all steps necessary to execute, deliver and file, for and on behalf of this Company and in its name, any and all documents required in connection with the establishment and authorization of the Company's Class A Preferred Stock, including but not limited to filing the Statement of Rights and Preferences with the Minnesota Secretary of State in accordance with Minnesota Statutes, Section 302A.401.

       F. The undersigned further declares under penalty of perjury that the matters set out in the foregoing Certificate are true and correct of his own knowledge.

       IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 4th day of March 1999.

                                        /s/ Edward J. Driscoll, Jr.
                                        ----------------------------------------
                                        Edward J. Driscoll, Jr.
                                        Secretary

                            ARTICLES OF CORRECTION
                                      OF
             CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES
                                      OF
                      CLASS A CONVERTIBLE PREFERRED STOCK
                                      OF
                                 WAM!NET INC.

     The undersigned, Edward J. Driscoll, Jr., Secretary of WAM!NET INC., a Minnesota Corporation (the "Corporation"), acting pursuant to the provisions of Minnesota Statutes, Section 5.16, does hereby correct and amend the Certificate of Designation of Rights and Preferences of Class A Convertible Preferred Stock as follows effective as of the 4th day of March, 1999:

     1.) The undersigned, Edward J. Driscoll, Jr., executed and filed a Certificate of Designation of Rights and Preferences of Class A Convertible Preferred Stock which was filed with the Minnesota Secretary of State on March 4, 1999.

     2.) The Certificate of Designation of Rights and Preferences of Class A Convertible Preferred Stock inadvertently referenced "Convertible"
                                                                -----------
          Stock in its title, the Certificate of Designation of Rights and Preferences of Class A Convertible Preferred Stock title should read "Certificate of Designation of Rights and Preferences of Class A Preferred Stock."

     3.) In Section 1, the number of shares constituting the 1999 Class A Preferred Stock incorrectly states "One Hundred Fourteen Thousand Two
                                                          --------
          Hundred and Six (115,206)." The number of shares constituting the 1999
                           -------
          Class A Preferred Stock should read "One Hundred Fifteen Thousand Two Hundred and Six (115,206).

     IN WITNESS WHEREOF, I have hereunder subscribed my name effective the 4th day of March, 1999.

                                           /s/ Edward J. Driscoll, Jr.
                                           -------------------------------------
                                           Edward J. Driscoll, Jr., Secretary

             CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES

                                      OF

                            CLASS A PREFERRED STOCK

                                      OF

                                 WAM!NET INC.

The undersigned, Edward J. Driscoll, Jr., hereby certifies that:

     A. He is the duly elected and acting Secretary of WAM!NET Inc. (the "Company"), a Minnesota corporation.

     B. The Articles of Incorporation of this Company provide for a class of up to 49,500,000 shares known as Undesignated Stock, which shares may be issued from time to time in one or more classes or series.

     C.   The Board of Directors of the Company is authorized, pursuant to
Article 6 of the Company's Articles of Incorporation and Minnesota Statutes,
Section 302A.401, to fix or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Undesignated Stock, to fix the number of shares constituting the series, and to determine the designation thereof.

     D. It is the desire of the Board of Directors of the Company, pursuant to its authority, to fix the rights, preferences, restrictions and other matters relating to the Undesignated Stock and the number of shares of Undesignated Stock.

     E. Pursuant to authority given by Article 6 of the Company's Articles of Incorporation, the Company's Board of Directors has adopted the following resolutions as of the 4th day of March, 1999;

RESOLVED, that, pursuant to Article 6 of the Articles of Incorporation of WAM!NET Inc. (the "Company"), the Board of Directors of the Company hereby creates and designates a series of Preferred Stock, Ten Dollars ($10.00) par value per share, and authorizes the issuance of up to One Hundred Fifteen Thousand Two Hundred and Six (115,206) of such shares, and hereby fixes the designation and the preferences and relative, participating, optional and other special rights of such shares, and the qualifications, limitations or restrictions as follows:

Section 1.  Designation and Amount.  The shares of the Preferred Stock shall be
            ----------------------
designated as "1999 Class A Preferred Stock." The number of shares constituting the 1999 Class A Preferred Stock shall be One Hundred Fifteen Thousand Two Hundred and Six (115,206). Each share of 1999 Class A Preferred Stock shall have a par value of Ten Dollars ($10.00) per share. The number of shares of 1999 Class A Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided, that, no decrease shall reduce the number of shares of 1999 Class A Preferred Stock to a number less than the number of shares then outstanding, plus the number of shares of 1999 Class A Preferred Stock, if any, reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into 1999 Class A Preferred Stock.

Section 2.  Dividends and Distributions.
            ---------------------------

       (A) The holders of shares of 1999 Class A Preferred Stock, in preference to the holders of Common Stock of the Company, shall be entitled to receive, when, as and if declared by the Board of Directors of the Company (the "Directors"), a dividend (the "Quarterly Dividend") in the amount of Seventeen and One-half Cents ($.175) per share payable out of the net earnings of the Company constituting funds legally available for the purpose. The Quarterly Dividend shall begin to accrue on January 1, 1999, and shall be payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of 1999 Class A Preferred Stock. If the net earnings in any year are not sufficient to pay the Quarterly Dividend, either in whole or in part, then any unpaid portion of such dividend will become a charge against the net earnings of the Company, and will be paid in full out of the net earnings of the Company in subsequent years before any dividends are paid on the Common Stock of the Company in those years. No dividends will be paid or set apart for payment on the Common Stock, no distribution will be made on the Common Stock, and no shares of Common Stock will be redeemed, retired or otherwise acquired for valuable consideration unless all theretofore unpaid Quarterly Dividends have been declared, and the Company has paid those dividends or has set aside a sum sufficient to pay them.

       (B) Dividends shall begin to accrue and accumulate on outstanding shares of 1999 Class A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or (i) from such Quarterly Dividend Date if additional consideration, prorated for the number of elapsed days since such Quarterly Dividend Date, is paid upon issuance, (ii) unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of 1999 Class A Preferred Stock entitled to receive Quarterly Dividends and before such Quarterly Dividend Payment Date, in either of which events such Quarterly Dividends shall begin to accrue and accumulate from such Quarterly Dividend Payment Date. Accrued but unpaid Quarterly Dividends shall not bear interest. Dividends paid on the shares of 1999 Class A Preferred Stock in an amount less than the total amount of Quarterly Dividends then accrued and payable shall be allocated pro rata on a share-by-share basis among all such shares of 1999 Class A Preferred Stock then outstanding. The Directors may fix a record date for the determination of holders of shares of 1999 Class A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of 1999 Class A Preferred
            -------------
Stock shall have the following voting rights:

       (A) Each share of 1999 Class A Preferred Stock shall entitle the holder thereof to one (1) vote for each share of 1999 Class A Preferred Stock standing in the name of the holder on the books of the Company. The holders of 1999 Class A Preferred Stock, voting separately as a class, shall be entitled to elect that number of Directors as is equal to the largest whole number less than a majority of all Directors. The right to elect Directors may be exercised at any annual meeting of the stockholders of the Company, at any special meeting held in place of an annual meeting, or at a special meeting called to elect directors. The right to elect directors shall continue until December 31, 2000, and then expire. The directors elected by the 1999 Class A Preferred Stock shall serve until the next annual or special meeting of the stockholders of the Company and until their respective successors have been elected by the holders of 1999 Class A Preferred Stock and have been qualified. The term of office of any person elected as a director by the holders of 1999 Class A Preferred Stock shall terminate on December 31, 2000. The vacancies created thereby may be filled by resolution of the remaining Directors who shall have been elected by a vote of the holders of the Common Stock of the Company. If the office of a director elected by the holders of 1999 Class A Preferred Stock is vacant prior to December 31, 2000, due to resignation, removal or death, the vacancy shall be filled by the majority vote of the directors then in office, even if less than a quorum, upon the recommendation of the remaining director or directors who were elected by the holders of the 1999 Class A Preferred Stock. If the office of a director who was elected by the holders of Common Stock is vacant prior to December 31, 2000, due to resignation, removal or death, the vacancy shall be filled by the majority vote of the directors then in office, even if less than a quorum, upon the recommendation of the remaining director or directors who were elected by the holders of the Common Stock. If the vacancy is not so filled within forty (40) days after the creation of the vacancy, a special meeting of the holders of Preferred Stock and/or Common Stock shall be called and the vacancy or vacancies shall be filled at that meeting.

       (B) In addition to the right to elect Directors as provided in Section 3(A), the holder of each share of 1999 Class A Preferred Stock shall be entitled to one (1) vote, voting together with the holders of Common Stock as a single class, on all matters, excluding the election of Directors, submitted to the vote of shareholders of the Company.

       (C) Except as otherwise provided in Section 3(A) or in Section 10, or in any Certificate of Designation creating another class or series of preferred stock, or in any similar stock of the Company hereafter created, or by law, the holders of shares of 1999 Class A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

       (D) Except as expressly set forth herein, or as otherwise provided by law, holders of 1999 Class A Preferred Stock shall have no special voting rights and their consent, as a separate class, shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.
            --------------------

       A. Whenever Quarterly Dividends or distributions payable on 1999 Class A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid Quarterly Dividends and distributions, whether or not declared, on shares of 1999 Class A Preferred Stock outstanding shall have been paid in full, the Company shall not, without the express affirmative unanimous approval of the Directors elected by holders of the 1999 Class A Preferred
Stock:

       (1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the 1999 Class A Preferred Stock;

       (2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 1999 Class A Preferred Stock, except dividends paid ratably on the 1999 Class A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

       (3) redeem or purchase or otherwise acquire for consideration shares of any stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the 1999 Class A Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation and winding up) to the 1999 Class A Preferred Stock; or

       (4) redeem or purchase or otherwise acquire for consideration any shares of 1999 Class A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 1999 Class A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

       B. The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Paragraph A of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

       Section 5.  Liquidation, Dissolution or Winding Up. Upon any voluntary or
                   --------------------------------------
involuntary liquidation, dissolution or winding up of the affairs of the Company, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the 1999 Class A Preferred Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the 1999 Class A Preferred Stock unless each holder of 1999 Class A Preferred

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

Stock has received in cash out of the assets of the Company, whether from capital or earnings, available for distribution to the shareholders of the Company, before any amount is paid to the holders of Common Stock, the sum of Ten Dollars ($10.00) per share for each share of 1999 Class A Preferred Stock held by the holder, plus an amount equal to the sum of all accumulated and unpaid dividends to the date affixed for the payment of the distribution on the shares of 1999 Class A Preferred Stock held by the holder. The sale or transfer by the Company of all or substantially all of its assets shall not, for the purposes of determining preferences and liquidation, be deemed to be a liquidation, dissolution or winding up of the Company.

       Section 6.  Preemptive  Rights.  No holder of any shares of 1999 Class A
                   ------------------
Preferred Stock shall be entitled as such, as a matter of right, to subscribe for, purchase or receive any part of any class whatsoever, or of securities convertible into or exchangeable for any stock or any class whatsoever, whether now or hereafter authorized or whether issued for cash or other consideration or by way of a dividend.

       Section 7.  Mandatory Redemption.  Unless earlier redeemed or acquired in
                   --------------------
whole or in part by the Company with the consent of the holder, the shares of 1999 Class A Preferred Stock that remain issued and outstanding shall expire and shall be automatically redeemed on December 31, 2000, at par value, plus an amount equal to all accumulated and unpaid dividends, if any, due with respect to the 1999 Class A Preferred Stock (collectively, the "Redemption Price"). Redemption shall be in cash out of any funds legally available for the redemption of the 1999 Class A Preferred Stock.

       Section 8.  Rank.  The 1999 Class A Preferred Stock shall rank, with
                   ----
respect to payment of dividends and distribution of assets (except with respect to events that do not give rise to a right of the holders of the 1999 Class A Preferred Stock to receive distributions) (a) junior to any other class or series of the Company's preferred stock which shall specifically provide that such class or series shall rank senior to the 1999 Class A Preferred Stock ("Senior Stock"); (b) on parity with (i) the Company's Class B Convertible Preferred Stock, par value $0.01 per share, (ii) the Company's Class C Convertible Preferred Stock, par value $0.01 per share, (iii) the Company's Class D Convertible Preferred Stock, par value $0.01 per share, and (iv) any other class or series of the Company's preferred stock which shall specifically provide that such class or series shall rank on parity with the Class B Preferred Stock ((i) through (iv) collectively, the "Parity Stock"); and (c) prior to (i) the Company's Common Stock and (ii) any other class or series of the Company's preferred stock except for any class or series which are Senior Stock or Parity Stock ((i) and (ii) together, the "Junior Stock").

       Section 9.  Reacquired Shares.  Any shares of 1999 Class A Preferred
                   -----------------
Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of undesignated stock and may be reissued subject to the conditions and restrictions on issuance in the Articles of Incorporation, or in any other Certificate of Designations creating another class or series of stock or as otherwise required by law.

       Section 10. Amendment.  If any proposed amendment to these Articles of
                   ---------
Incorporation would alter or change the preferences, special rights or powers given to the 1999

Class A Preferred Stock so as to affect the 1999 Class A Preferred Stock adversely, or would authorize the issuance of a class or classes of stock having preferences or rights with respect to dividends or dissolution or the distribution of assets that would be superior to the preferences or rights of the 1999 Class A Preferred Stock, then the holders of the 1999 Class A Preferred Stock shall be entitled to vote as a series upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of 1999 Class A Preferred Stock shall be necessary to the adoption thereof, in addition to such other vote as may be required by law.

       RESOLVED FURTHER, that the officers of this Company be, and each of them acting alone is, hereby authorized and instructed to take all steps necessary to execute, deliver and file, for and on behalf of this Company and in its name, any and all documents required in connection with the establishment and authorization of the Company's Class A Preferred Stock, including but not limited to filing the Statement of Rights and Preferences with the Minnesota Secretary of State in accordance with Minnesota Statutes, Section 302A.401.

       F. The undersigned further declares under penalty of perjury that the matters set out in the foregoing Certificate are true and correct of his own knowledge.

       IN WITNESS WHEREOF, the undersigned has executed this certificate as of the 4th day of March 1999.

                                   /s/ Edward J. Driscoll, Jr.
                                   ---------------------------------------------
                                   Edward J. Driscoll, Jr.
                                   Secretary

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